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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 APRIL 28, 2003
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                              GOLDEN TELECOM, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                        0-27423                       51-0391303
    (State of incorporation)       (Commission File Number)    (IRS Employer Identification No.)

                 REPRESENTATION OFFICE GOLDEN TELESERVICES, INC.
                             1 KOZHEVNICHESKY PROEZD
                              MOSCOW, RUSSIA 115114
                     (Address of principal executive office)

                              (011-7-501) 797-9300
              (Registrant's telephone number, including area code)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

               DESIGNATION        DESCRIPTION OF EXHIBIT
               -----------        ----------------------

                  99.1 Golden Telecom, Inc. Press Release announcing first quarter 2003 results.

ITEM 9. REGULATION FD DISCLOSURE

         On April 28, 2003, Golden Telecom, Inc. issued a press release announcing first quarter 2003 results. A copy of the press release is attached as Exhibit 99.1.

         On March 27, 2003 the United States Securities and Exchange Commission ("SEC") advised registrants to use "Item 9. Regulation FD" to disclose information required under "Item 12. Results of Operations and Finanical Condition" until such time as the EDGAR filing system is updated. The information, including Exhibit 99.1 attached hereto under Item 7, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, but is being furnished to the SEC solely under "Item 12. Results of Operations and Financial Condition" pursuant to interim procedures promulgated by the SEC in Release No. 33-8216.



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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  GOLDEN TELECOM, INC.
                                  (Registrant)

                                  By:     /s/ DAVID STEWART
                                         --------------------------------------
                                  Name:  David Stewart
                                  Title: Senior Vice President, Chief Financial
                                         Officer and Treasurer

Date:  April 29, 2003


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                                 EXHIBIT INDEX


DESIGNATION        DESCRIPTION OF EXHIBIT
-----------        ----------------------

    99.1           Golden Telecom, Inc. Press Release announcing first quarter
                   2003 results.